Exhibit 10.105


                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

         AGREEMENT OF LIMITED PARTNERSHIP OF TRIAD SENIOR LIVING I, L.P.


         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF TRIAD SENIOR LIVING I, L.P. ("Amendment") is dated as of November 8, 2002 by and among Triad Senior Living, Inc., a Texas corporation ("TSL" or "General Partner"), Capital Senior Living Properties, Inc., a Texas corporation ("CSL") and LB Triad Inc., a Delaware corporation ("LB"), being all of the partners (collectively, the "Partners") of Triad Senior Living I, L.P., a Texas limited partnership ("Partnership").

                                    Recitals

         1. The Partners executed the Second Amended and Restated Agreement of Limited Partnership dated as of December 30, 1999 ("Original Agreement").

         2. In consideration of the mutual promises contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Members hereby agree to the following terms and conditions.

                              Terms and Conditions

         1. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         2. The following shall be inserted as new Section 8.4: "LB shall withdraw as a partner in the Partnership to the extent it has received, on or before November 1, 2004, distributions in an amount equal to the aggregate contributions made by LB to the Partnership, including additional capital contributions ("Minimum Distributions"). Upon such withdrawal, the Percentage Interest held by LB shall be assigned to CSL and TSL and CSL shall amend the Original Agreement to take into account such changes."

         3. The introductory paragraph of Section 9.7 shall be deleted in its entirety. The following text shall be inserted in its place: "If LB has not received an amount equal to the Minimum Distributions on or before November 1, 2004, LB may invoke the procedures described in paragraphs A through D below for any reason in its sole and absolute discretion".

         4. Section 7.3(c) of the Agreement is hereby amended so that the following text is deleted: "the second anniversary of the date of this Agreement." The following text is inserted in its place: "November 1, 2004."

         5. Section 7.10 of the Agreement is hereby amended so that the following text is deleted: "the second anniversary of the date of this Agreement." The following text is inserted in its place: "November 1, 2004."

         6. Section 9.6(iv) of the Agreement is hereby deleted in its entirety. The following text shall be inserted in its place: "(iv) LB has not received an amount equal to the Minimum Distributions on or before November 1, 2004."

         7. Section 9.6(z) of the Agreement is hereby amended so that the following text is deleted: "December 30, 2000." The following text is inserted in its place: "November 1, 2004."

         8. The terms of this Amendment are hereby incorporated into, and made a part of, the Original Agreement. Except to the extent expressly modified hereby, all terms and conditions of the Original Agreement shall remain in full power and effect.

             Signature Page to Amendment No. 1 to Second Amended And Restated Agreement of Limited Partnership of Triad Senior Living I, LP


         General Partner:

         TRIAD SENIOR LIVING, INC.,
         a Texas corporation


         By: /s/ Blake N. Fail
            ----------------------------------
               Name:  Blake N. Fail
               Title: Authorized Signatory

         Limited Partners:

         CAPITAL SENIOR LIVING PROPERTIES, INC.,
         a Texas corporation


         By:  /s/ Lawrence A. Cohen
            ----------------------------------
               Name: Lawrence A. Cohen
               Title: Chief Executive Officer



         LB TRIAD INC.,
         a Delaware corporation


         By: /s/ Christopher McKenna
            -----------------------------------
               Name: Christopher McKenna
               Title: Authorized Signatory








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